Exhibit 10.4

EXECUTION COPY

 CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Buyer

and

PENNYMAC LOAN SERVICES, LLC,

as Seller

and acknowledged by

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

as Guarantor

__________

AMENDMENT NO. 1

Dated as of February 28, 2018

to the

Master Repurchase Agreement

Dated as of December 19, 2016

AMENDMENT NO. 1 TO

MASTER REPURCHASE AGREEMENT

February 28, 2018

This Amendment No. 1 (this “Amendment”) to the Series 2016-VF1 Repurchase Agreement (defined below), is entered into as of February 28, 2018, by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (the “Administrative Agent”), Credit Suisse AG, Cayman Islands Branch, as buyer (“Buyer”), and PennyMac Loan Services, LLC, as seller (“Seller”), and is acknowledged by Private National Mortgage Acceptance Company, LLC, as guarantor (“Guarantor”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Series 2016-VF1 Repurchase Agreement or the Base Indenture (defined below), as applicable.

W I T N E S S E T H:

WHEREAS, Buyer, Seller and the Administrative Agent have entered into that certain Master Repurchase Agreement, dated as of December 19, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-VF1 Repurchase Agreement”);

WHEREAS, the Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of December 19, 2016, by the Guarantor in favor of Buyer;

WHEREAS, Buyer,  Seller and Administrative Agent have agreed, subject to the terms of this Amendment, that the Series 2016-VF1 Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Series 2016-VF1 Repurchase Agreement;

WHEREAS, as a condition precedent to amending the Series 2016-VF1 Repurchase Agreement, Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof;

WHEREAS, the Issuer, Citibank, N.A., as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Second Amended and Restated Base Indenture, dated as of August 10, 2017 (as amended by Amendment No. 1 thereto, dated as of the date hereof, and as may be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of the date hereof, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”);

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WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Series 2016-VF1 Repurchase Agreement is a Transaction Document.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller, Buyer and the Administrative Agent agree as follows:

SECTION 1.   Amendments.  The Series 2016-VF1 Repurchase Agreement is hereby amended as follows:

(a)Section 1.01 of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting the definition of “Margin Amount” in its entirety.

(b)Section 1.01 of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting the definition of “Base Rate” in its entirety and replacing it with the following:

“Base Rate” has the meaning assigned to the term in the Pricing Side Letter.

(c)Section 1.01 of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting the definition of “Purchase Price” in its entirety and replacing it with the following:

“Purchase Price” means the price at which each Purchased Asset (or portion thereof) is transferred by Seller to Buyer, which shall equal on any date of determination, the difference between:

(i) the sum of (a) the Asset Value of such Purchased Asset on the related Purchase Date, plus (b) the product of the Purchase Price Percentage and the principal amount of any Additional Balances related to such Purchased Asset, minus

(ii) the sum of (a) any Repurchase Price paid with respect to such Purchased Asset pursuant to Section 2.03, plus (b) any Additional Note Payment made with respect to such Purchased Asset pursuant to Section 4.4(b) or Section 4.5(e) of the Indenture, plus (c) any Redemption Amount paid pursuant to Section 13.1 of the Indenture, plus (d) any amounts due with respect to such Purchased Asset pursuant to Section 2.05(a).

(d)Section 2.05(a) of the Series 2016-VF1 Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

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(a)If at any time the aggregate outstanding amount of the Purchase Price of the Note is greater than the Asset Value for the related Transaction (such excess, a “Margin Deficit”), then Buyer may by notice to Seller require Seller to transfer to Buyer cash in an amount at least equal to the Margin Deficit (such requirement, a “Margin Call”).

SECTION 2.   Consent.  Each of Buyer, Seller and Administrative Agent hereby consents to this Amendment.

SECTION 3.   Reaffirmation of Guaranty.  The VFN Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Issuer under the Series 2016-VF1 Repurchase Agreement and the related Program Agreements, as amended hereby.

SECTION 4.   Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto.

SECTION 5.   No Default; Representations and Warranties.  To induce Buyer to provide the amendments set forth herein, Seller hereby represents, warrants and covenants that:

(a)no Event of Default has occurred and is continuing on the date hereof; and

(b)Seller’s representations and warranties contained in the Series 2016-VF1 Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 6.   Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Series 2016-VF1 Repurchase Agreement in full force and effect and are hereby reaffirmed.

SECTION 7.   Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.   GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 9.   Counterparts.  This Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

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[Signatures appear on the following pages]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer

By:	/s/ Ronald Tarantino
Name:	Ronald Tarantino
Title:	Authorized Signatory

By:	/s/ Robert Durden
Name:	Robert Durden
Title:	Authorized Signatory

[Signature page to Amendment No. 1 to Series 2016-VF1 Repurchase Agreement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[Signature page to Amendment No. 1 to Series 2016-VF1 Repurchase Agreement]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

[Signature page to Amendment No. 1 to Series 2016-VF1 Repurchase Agreement]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

[Signature page to Amendment No. 1 to Series 2016-VF1 Repurchase Agreement]